Putnam
Money Market
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Money market funds were still relatively new when Putnam introduced its version on October 1, 1976. Because the concept was still not widely recognized by the investing public at that time, your fund came upon the scene as Putnam Daily Dividend Trust, a name it carried until it became Putnam Money Market Fund in 1994.

Now, as the fund passes the quarter-century mark in today's worrisome market environment, not only are money market funds widely recognized but they also have become extremely popular repositories for assets in times of market uncertainty.

Fund Manager Joanne Driscoll is a firm believer in strict fundamental credit analysis and, as she notes in the following report on fiscal 2001, as of the period's end, 100% of the fund's assets were invested in short-term securities of the highest quality. This dedication to safety should bring comfort to shareholders as the economy works its way back toward health.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Joanne M. Driscoll

The 12 months ended September 30, 2001 encompassed some of the most compelling events ever seen in financial markets -- producing one of the most dramatic fiscal years for Putnam Money Market Fund since its inception in 1976. From the Federal Reserve Board's aggressive reduction of short-term rates starting in January to the stock market's volatility following the tragic events on September 11, short-term securities offered a welcome sanctuary for uneasy investors. Throughout this troubled year, we remained focused on strategies designed to preserve your fund's $1.00 net asset value, superb credit quality and competitive income. With inflation at historically low levels, your fund's returns were attractive in spite of the lower interest rate environment.

Total return for 12 months ended 9/30/01

      Class A         Class B          Class C         Class M
        NAV         NAV    CDSC      NAV    CDSC         NAV
-----------------------------------------------------------------------
       5.04%       4.52%  -0.48%    4.53%   3.53%       4.89%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* AN UNPARALLELED YEAR IN FINANCIAL MARKETS

With falling corporate profits and declining stock prices taking their toll on investor confidence, the Federal Reserve Board embarked on an unprecedented campaign to invigorate the slowing U.S. economy. From January through the end of your fund's fiscal year in September, the Fed reduced the federal funds rate and the discount rate eight times. Many of the moves came in half-a-percentage point decreases, which, by historical standards, are quite noteworthy and underscore the Fed's unwavering commitment to bolstering investor confidence and reassuring financial markets.

Of course, nothing could ease the shock and tragedy of September 11th and its myriad implications for Americans. But here again, the Fed did its part to help the financial markets regain their footing. Working in tandem with other central banks, the Fed helped to restore some degree of stability by pumping billions of cash reserves into the banking system. The added liquidity is intended to help soften the impact of the terrorists' actions upon an already fragile economy.

* FUND SECURED INCOME AMIDST FALLING INTEREST RATES

With interest rates dropping steadily for much of the reporting period, our efforts to preserve the fund's income stream took on great importance. We aligned the fund's assets in a barbell strategy, concentrating assets in the short and long ends of the money market maturity range. The barbell configuration helps the fund to take advantage of higher income opportunities while helping to protect the stability of the $1.00 net asset value.

Also, we continued to place great emphasis on strict, fundamental credit analysis. This helps assure that the fund's holdings are of the highest quality. As of the end of the year, 100% of the portfolio was invested in Tier 1 securities. This dedication to quality becomes critical in a slower-growth environment, when corporate prospects become less stable. For instance, many cyclical companies, whose business prospects are tied to the strength of the economy, have been downgraded by the rating agencies to the point that their commercial paper no longer carries money-market eligible ratings. We expect that our research will continue to enable us to sidestep such companies and avoid exposing the fund to unnecessary risk.

For investors, quality also takes on added importance during an economic slowdown. This was clearly the case this year, particularly in the aftermath of September 11, when investors exhibited a flight-to-quality mentality. Ironically, heightened demand for the highest quality securities pushed yields on Tier 1 money market instruments lower and, ultimately, complicated our efforts to find attractive income opportunities.

Dramatic changes in the yield curve have also made for a more challenging environment. The yield curve remains inverted, with short-term rates falling more significantly than long-term rates. In turn, long-term rates have remained high due to increasing uncertainty about the economy and concerns that Fed-induced liquidity and higher government spending could lead to inflation.

All of our strategies had the intended consequence of keeping the fund's average days-to-maturity slightly longer than the average for its peer group. In a declining interest-rate environment, it is prudent to increase the average days-to-maturity to lock in income. Invariably, this has meant purchasing fixed-rate instruments rather than floating-rate instruments to lock in current rates. The fund's 57-day average maturity at the end of the fiscal year was slightly longer than that of its benchmark, the Lipper Money Market Average.

* DWINDLING SUPPLY COMPLICATES INVESTMENT EFFORTS

Demand for money market securities climbed dramatically during your fund's fiscal year. According to industry figures, money market assets rose by over $6.5 billion over the 12 months ended September 30, 2001. Much of the increase stems from investors' desire to shelter assets from stock market declines. This has been exacerbated by the growing global economic and political uncertainty in the aftermath of September 11.

However, the supply of short-term securities has not kept pace with heightened demand. This was most evident in the contraction of commercial paper outstanding. For several months, corporations have not been issuing new short-term debt when the current commitments become due. Instead these corporations are opting to issue long-term debt, since their need for cash to fund capital spending has fallen during the economic downturn.

On September 30, the fund held 99.3% of its assets in commercial paper, with 59.5% of that total invested in the United States and 39.8% offshore. The balance of the fund's assets were mainly invested in corporate bonds and notes (2.1%).

* MORE RATE CUTS IN STORE AMIDST SLOWING GROWTH

We believe your fund is well positioned for a softening economy. Nevertheless, further reductions in short-term interest rates are inevitable, as the Fed continues its policy of monetary easing to mitigate the ripple effect of September 11. The fund's yield, as with yields on all shorter-maturity securities, inevitably will come under some pressure. However, we believe our efforts to maintain a longer average days-to-maturity than the benchmark will be the best formula for attractive relative performance in this challenging environment. Our dedication to finding the highest quality money-market eligible securities will be as important as ever.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


PERFORMANCE COMPARISONS (9/30/01)
                                                               Current
                                                               return*
------------------------------------------------------------------------
Passbook savings account                                        1.00%
------------------------------------------------------------------------
Taxable money market fund 7-day yield (10/2/01)                 2.70
------------------------------------------------------------------------
3-month certificate of deposit (10/1/01)                        2.54
------------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
------------------------------------------------------------------------
   Class A                                                      2.77
------------------------------------------------------------------------
   Class B                                                      2.28
------------------------------------------------------------------------
   Class C                                                      2.27
------------------------------------------------------------------------
   Class M                                                      2.62
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

*Sources: FleetBoston (passbook savings), Federal Reserve Board of
 Governors (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m.  to 5:00 p.m. Eastern Time.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Money Market Fund is designed for investors seeking current income consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 9/30/01

                       Class A       Class B         Class C     Class M
(inception dates)     (10/1/76)     (4/27/92)       (2/1/99)     (12/8/94)
                         NAV       NAV     CDSC    NAV    CDSC      NAV
------------------------------------------------------------------------
1 year                  5.04%     4.52%   -0.48%  4.53%  3.53%     4.89%
------------------------------------------------------------------------
5 years                29.07     25.90    23.90  26.00  26.00     28.14
Annual average          5.24      4.71     4.38   4.73   4.73      5.08
------------------------------------------------------------------------
10 years               57.10     49.68    49.68  49.81  49.81     54.79
Annual average          4.62      4.12     4.12   4.12   4.12      4.47
------------------------------------------------------------------------
Annual average
(life of fund)          7.14      6.61     6.61   6.61   6.61      6.98
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current 7-day yield 1   2.77%     2.28%              2.27%         2.62%
------------------------------------------------------------------------
Current 30-day yield 1  3.06      2.57               2.47          2.91
------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                          Lipper Money         Consumer
                         Market Average       price index
------------------------------------------------------------------------
1 year                       4.50%               2.65%
------------------------------------------------------------------------
5 years                     26.96               12.93
Annual average               4.89                2.46
------------------------------------------------------------------------
10 years                    54.90               29.88
Annual average               4.47                2.65
------------------------------------------------------------------------
Annual average
(life of fund)               7.14                4.62
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the higher operating expenses applicable to such shares. One-, five- and ten-year (when available), and life of fund returns for class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.


DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                         Class A     Class B     Class C     Class M
------------------------------------------------------------------------
Distributions (number)     12          12          12          12
------------------------------------------------------------------------
Income                 $0.049317   $0.044311   $0.044362   $0.047830
------------------------------------------------------------------------
Capital gains              --          --          --          --
------------------------------------------------------------------------
  Total                $0.049317   $0.044311   $0.044362   $0.047830
------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B and class C shares generally are fund shares purchased with no initial sales charge but subject to a contingent deferred sales charge
(CDSC) upon redemption. However, class B and class C shares of your fund can be acquired only through exchange of class B or class C shares from another fund or purchased by certain systematic plan shareholders. A contingent deferred sales charge is a charge applied at the time of redemption of class B and class C shares and assumes redemption at the end of the period. The CDSC schedule will vary depending on whether the shares were acquired through exchange or through a systematic investment plan purchase. Consult your prospectus for details.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund's class M shares into another fund may involve a sales charge, however.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the "fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2001




THE FUND'S PORTFOLIO

September 30, 2001

COMMERCIAL PAPER (99.3%) (a)                                                              MATURITY
PRINCIPAL AMOUNT                                                                          DATE                VALUE
Domestic (59.5%)
-------------------------------------------------------------------------------------------------------------------
$        50,000,000 AIG Funding, Corp. 3.58s                                              10/2/01    $   49,990,056
         60,000,000 AIG Funding, Corp. 3.32s                                              11/5/01        59,800,800
         62,000,000 Asset Securitization Cooperative Corp. 3.50s                          10/19/01       61,885,472
         49,000,000 Banc One Financial Corp. 3s                                           10/23/01       48,906,083
         25,000,000 B-One Australia, Ltd. 3.43s                                           11/21/01       24,876,139
         93,067,000 Citicorp 3.45s                                                        10/1/01        93,040,243
         40,000,000 Corporate Receivables Corp. 3.26s                                     12/6/01        39,757,311
         44,000,000 Corporate Receivables Corp. 3.25s                                     11/16/01       43,813,306
         44,000,000 Corporate Receivables Corp. 3.25s                                     11/15/01       43,817,278
         90,000,000 Corporate Receivables Corp. 3.18s                                     11/2/01        89,737,650
         42,900,000 CXC, Inc. 3.675s                                                      10/3/01        42,886,862
         46,000,000 CXC, Inc. 3.46s                                                       10/26/01       45,885,051
         50,000,000 CXC, Inc. 3.45s                                                       11/5/01        49,827,500
         43,992,000 CXC, Inc. 3.45s                                                       10/23/01       43,895,034
         17,000,000 CXC, Inc. 3.39s                                                       11/28/01       16,905,551
         52,000,000 CXC, Inc. 2.63s                                                       12/21/01       51,688,491
         93,000,000 Delaware Funding Corp. 2.50s                                          12/20/01       92,476,875
         46,000,000 Eureka Securitization, Inc. 3.55s                                     10/17/01       45,922,886
         25,000,000 Eureka Securitization, Inc. 3.45s                                     11/7/01        24,908,958
         50,000,000 Eureka Securitization, Inc. 3.42s                                     11/9/01        49,810,000
         50,000,000 Eureka Securitization, Inc. 3.41s                                     12/6/01        49,682,681
         66,000,000 Eureka Securitization, Inc. 2.63s                                     12/20/01       65,609,445
         20,000,000 Eureka Securitization, Inc. 2.6s                                      11/27/01       19,916,222
         55,000,000 Falcon Asset Securitization Corp. 3.42s                               10/30/01       54,843,250
         62,000,000 Falcon Asset Securitization Corp. 2.50s                               10/31/01       61,866,528
         30,000,000 Falcon Asset Securitization Corp. 2.47s                               3/20/02        29,648,025
         25,000,000 Federal Home Loan Banks 3.51s                                         10/31/01       24,924,438
         85,000,000 Federal Home Loan Banks 3.375s                                        11/9/01        84,681,250
         50,000,000 Federal Home Loan Mtge. 3.51s                                         11/1/01        49,844,000
         45,000,000 Federal Home Loan Mtge. 3.37s                                         11/29/01       44,747,250
         25,000,000 Florens Containers, Inc. (Bank of America
                    NT & SA (Letter of Credit (LOC)) 3.7s                                 10/12/01       24,969,167
         30,000,000 Formosa Plastics Corp. (Bank of America
                    N.A. (LOC)) 3.6s                                                      10/5/01        29,985,000
         70,000,000 General Electric Capital Intl. Funding 3.66s                          10/5/01        69,964,417
         68,000,000 Goldman Sachs 3.88s                                                   11/8/01        67,714,173
         60,000,000 Goldman Sachs 3.62s                                                   11/19/01       59,698,333
        235,000,000 JP Morgan Chase & Co. 3.45s                                           10/1/01       234,932,442
         68,946,000 Jupiter Securitization Corp. 2.7s                                     11/9/01        68,728,820
         25,520,000 Jupiter Securitization Corp. 2.7s                                     11/6/01        25,449,182
         74,000,000 Jupiter Securitization Corp. 2.55s                                    10/16/01       73,916,133
         85,000,000 Jupiter Securitization Corp. 2.50s                                    10/22/01       84,870,139
         60,000,000 Lehman Brothers Holdings 4.52s                                        12/19/01       59,397,333
         59,000,000 Lehman Brothers Holdings 4.31s                                        11/30/01       58,569,120
         29,500,000 Minmetals Capitals & Securities, Inc.
                    (Bank of America, N.A. (LOC)) 3.48s                                   10/18/01       29,448,670
         40,000,000 Minmetals Capitals & Securities, Inc.
                    (Bank of America, N.A. (LOC)) 3.47s                                   11/8/01        39,849,633
         28,000,000 NATC California, LLC (Chase Manhattan
                    Bank (LOC)) 3.57s                                                     10/24/01       27,933,360
         78,000,000 Old Line Funding Corp. 3.51s                                          10/12/01       77,908,740
         68,000,000 Old Line Funding Corp. 3.50s                                          10/9/01        67,940,500
         40,184,000 Old Line Funding Corp. 2.65s                                          11/19/01       40,036,101
        118,000,000 Park Avenue Receivables Corp. 3.57s                                   10/10/01      117,882,983
        120,451,000 Park Avenue Receivables Corp. 3.50s                                   10/1/01       120,415,868
         20,437,000 Park Avenue Receivables Corp. 3.05s                                   10/17/01       20,407,565
         79,000,000 PNC Funding Corp. 2.6s                                                10/4/01        78,977,178
         20,066,000 Preferred Receivables Funding Corp. 3.635s                            10/18/01       20,029,530
         54,780,000 Preferred Receivables Funding Corp. 3.50s                             10/1/01        54,774,674
         62,000,000 Preferred Receivables Funding Corp. 2.68s                             11/2/01        61,847,687
         75,000,000 Prudential Funding Corp. 3.43s                                        10/15/01       74,892,812
         40,000,000 Quincy Capital Corp. 3.65s                                            10/12/01       39,951,333
         52,000,000 Receivables Capital Corp. 3.73s                                       11/13/01       51,762,938
         63,000,000 Sheffield Receivables Corp. 2.62s                                     1/11/02        62,527,745
         25,120,000 Sheffield Receivables Corp. 2.6s                                      11/30/01       25,009,332
         37,000,000 Sigma Finance, Inc. 4.6s                                              10/11/01       36,947,994
         42,000,000 Sigma Finance, Inc. 3.65s                                             12/17/01       41,667,850
         29,000,000 Sigma Finance, Inc. 3.49s                                             11/7/01        28,893,167
         47,000,000 Sigma Finance, Inc. 3.39s                                             2/28/02        46,331,699
         42,441,000 Thunder Bay Funding, Inc. 3.54s                                       10/5/01        42,420,074
         25,899,000 Thunder Bay Funding, Inc. 3.33s                                       10/4/01        25,889,417
         60,738,000 Thunder Bay Funding, Inc. 2.7s                                        10/26/01       60,619,561
         67,000,000 Wells Fargo Financial, Inc. 2.87s                                     11/15/01       66,754,296
         65,000,000 Wells Fargo Financial, Inc. 2.46s                                     11/16/01       64,791,242
         44,000,000 Windmill Funding Corp. 3.6s                                           10/2/01        43,991,200
         38,000,000 Windmill Funding Corp. 3.56s                                          10/3/01        37,988,727
         50,000,000 Windmill Funding Corp. 3.52s                                          10/18/01       49,912,000
                                                                                                      -------------
                                                                                                      3,921,592,770

Foreign (39.8%)
-------------------------------------------------------------------------------------------------------------------
         76,000,000 Abbey National North America Corp. 3.66s
                    (United Kingdom)                                                      10/9/01        75,930,460
         75,000,000 Abbey National North America Corp. 2.50s
                    (United Kingdom)                                                      3/25/02        75,000,000
         22,446,000 Aegon Funding Corp. 3.39s (Netherlands)                               12/3/01        22,310,725
         32,500,000 Banco de Galicia Y Buenos Aires S.A. (Bayerische
                    Hypo- und Vereinsbank AG (LOC))
                    3.45s (Germany)                                                       10/22/01       32,431,479
         58,000,000 Banco de Galicia Y Buenos Aires S.A.
                    (Bayerische Hypo- und Vereinsbank AG
                    (LOC)) 2.52s (Germany)                                                2/22/02        57,411,300
         25,000,000 Banco De La Provincia De Buenos Aires
                    (Barclays (LOC)) 3.26s (United Kingdom)                               12/12/01       24,834,736
         44,500,000 Banco Galicia Uruguay, S.A. (Barclays (LOC))
                    3.95s (United Kingdom)                                                12/19/01       44,126,389
         25,000,000 Banque Nationale de Paris 3.50s (France)                              2/8/02         25,006,074
         35,000,000 Bayerische Hypo- und Vereinsbank AG
                    3.6s (Germany)                                                        10/4/01        34,986,000
         34,500,000 Canadian Imperial Bank of Commerce
                    4.2s (Canada)                                                         5/8/02         34,488,283
         10,000,000 Canadian Imperial Bank of Commerce
                    3.6s (Canada)                                                         9/20/02         9,995,036
         40,000,000 Commerzbank AG 3.95s (Germany)                                        11/14/01       40,000,245
         68,000,000 Commerzbank AG 3.63s (Germany)                                        12/28/01       68,000,000
         33,000,000 Credit Suisse First Boston 3.93s (Switzerland)                        11/19/01       32,819,875
         85,000,000 Credit Suisse First Boston 3.7s (Switzerland)                         1/14/02        84,073,972
         82,000,000 Credit Suisse First Boston 3.04s (Switzerland)                        12/17/01       81,459,893
         52,000,000 Danske Bank 4.14s (Denmark)                                           11/2/01        51,802,660
         45,000,000 Danske Bank 3.38s (Denmark)                                           11/30/01       44,742,275
         60,000,000 Den Norske Bank 3.48s (Norway)                                        11/6/01        59,785,400
         80,000,000 Den Norske Bank 3.42s (Norway)                                        11/20/01       79,612,400
         23,200,000 Diageo Capital PLC 3.6s (United Kingdom)                              10/5/01        23,188,400
         36,000,000 Diageo Capital PLC 3.55s (United Kingdom)                             12/3/01        35,772,800
         53,000,000 Knights Funding Corp. (Bayerische Hypo-
                    und Vereinsbank AG (LOC)) 3.65s (Germany)                             10/29/01       52,846,155
         14,935,000 Knights Funding Corp. (Bayerische Hypo- und
                    Vereinsbank AG (LOC)) 3.46s (Germany)                                 10/29/01       14,893,373
         36,000,000 Merita Bank, Ltd. 2.54s (Sweden)                                      12/24/01       36,000,042
         75,000,000 National Australia Bank 2.6s (Australia)                              9/20/02        75,136,233
         80,000,000 Nordea North America, Inc. 3.46s (Sweden)                             11/1/01        79,753,956
         28,000,000 Nordea North America, Inc. 2.6s (Sweden)                              2/28/02        27,694,644
         64,000,000 Nordea North America, Inc. 2.47s (Sweden)                             12/19/01       63,648,711
         69,000,000 Paribas Finance, Inc. 3.50s (France)                                  10/2/01        68,986,583
         40,000,000 PEMEX Capital, Inc. (Barclays (LOC)) 3.50s
                    (United Kingdom)                                                      10/30/01       39,883,333
         50,000,000 PEMEX Capital, Inc. (Barclays (LOC)) 3.49s
                    (United Kingdom)                                                      10/16/01       49,922,444
         54,000,000 Royal Bank of Canada 3.66s (Canada)                                   12/18/01       53,566,290
         50,000,000 Sinochem American C.P., Inc. (ABN AMRO
                    Bank N.V. (LOC)) 3.52s (Netherlands)                                  10/11/01       49,946,222
         44,000,000 Sinochem American C.P., Inc. (ABN AMRO
                    Bank N.V. (LOC)) 2.57s (Netherlands)                                  10/22/01       43,930,896
         85,000,000 Societe Generale 2.54s (France)                                       12/31/01       85,002,158
         60,000,000 Spintab AB 3.41s (Sweden)                                             11/26/01       59,676,050
         50,000,000 Spintab AB 3.4s (Sweden)                                              12/10/01       49,664,722
         50,000,000 Spintab AB 2.50s (Sweden)                                             12/4/01        49,781,250
         30,000,000 Stadshypotek Delaware, Inc. 3.45s (Sweden)                            10/22/01       29,936,750
         44,000,000 Stadshypotek Delaware, Inc. 3.37s (Sweden)                            12/3/01        43,736,391
         62,000,000 Stadshypotek Delaware, Inc. 3.36s (Sweden)                            3/4/02         61,103,067
         80,000,000 Stadshypotek Delaware, Inc. 3.205s (Sweden)                           2/11/02        79,045,622
         25,000,000 Svenska Handelsbanken 3.58s (Sweden)                                  8/22/02        25,006,944
         40,000,000 Swedbank 4.345s (Sweden)                                              5/7/02         40,002,330
         60,000,000 Swedbank 3.7s (Sweden)                                                12/31/01       59,432,667
         24,000,000 Transamerica Finance Corp. 3.65s (Netherlands)                        10/9/01        23,978,100
         42,000,000 Transamerica Finance Corp. 3.6s (Netherlands)                         12/10/01       41,701,800
         45,000,000 Transamerica Finance Corp. 3.49s (Netherlands)                        10/25/01       44,890,937
         50,000,000 Transamerica Finance Corp. 3s (Netherlands)                           11/20/01       49,789,271
         60,000,000 Transamerica Finance Corp. 2.83s (Netherlands)                        2/19/02        59,330,233
         59,000,000 WestDeutsche Landesbank Girozentrale
                    4.23s (Germany)                                                       5/17/02        59,003,599
         65,000,000 WestDeutsche Landesbank Girozentrale
                    3.75s (Germany)                                                       1/10/02        65,004,366
                                                                                                     --------------
                                                                                                      2,620,073,541
                                                                                                     --------------
                    Total Commercial Paper (cost $6,541,666,311)                                     $6,541,666,311


CORPORATE BONDS AND NOTES (2.1%) (a)                                                      MATURITY
PRINCIPAL AMOUNT                                                                          DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
$        43,000,000 Abbey National Treasury Services PLC FRN
                    Ser. 1A, 2.611s (United Kingdom)                                      10/25/01   $   42,990,983
         20,000,000 Associates First Capital Corp. bonds 3.71s                            10/1/01        20,000,000
         35,000,000 Goldman Sachs Group, Inc. FRN Ser. MTN, 3.701                         11/19/01       35,007,464
         43,000,000 National City Bank FRN 2.755s                                         11/21/01       42,999,401
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $140,997,848)                                                              $  140,997,848
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,682,664,159) (b)                                      $6,682,664,159
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,589,447,194.

  (b) The aggregate identified cost on a tax basis is the same.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at September 30, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2001:
      (as percentage of Market Value)

              Australia          1.1%
              Canada             1.5
              Denmark            1.4
              France             2.7
              Germany            6.4
              Netherlands        5.0
              Norway             2.1
              Sweden            10.5
              Switzerland        3.0
              United Kingdom     6.2
              United States     60.1
                               -----
              Total            100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                        $6,682,664,159
-------------------------------------------------------------------------------------------
Cash                                                                                569,605
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,139,168
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           67,161,336
-------------------------------------------------------------------------------------------
Total assets                                                                  6,756,534,268

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,031,569
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 85,801,612
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       72,856,407
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,648,159
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,495,178
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       121,228
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         11,052
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              474,713
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              647,156
-------------------------------------------------------------------------------------------
Total liabilities                                                               167,087,074
-------------------------------------------------------------------------------------------
Net assets                                                                   $6,589,447,194

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                     $6,589,447,194
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class
A share ($5,215,127,123 divided by 5,215,127,123 shares) *                            $1.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,162,038,507 divided by 1,162,038,507 shares)**                                    $1.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($90,226,233 divided by 90,226,233 shares)**                                          $1.00
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share
($122,055,331 divided by 122,055,331 shares)*                                         $1.00
-------------------------------------------------------------------------------------------

  * Offered at net asset value.

 ** Class B and class C shares are available only by exchange of class
    B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less an applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Interest income                                                                $283,070,925
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 16,789,979
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    7,525,243
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    91,032
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     41,218
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,060,745
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               333,788
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               166,464
-------------------------------------------------------------------------------------------
Other                                                                             2,293,086
-------------------------------------------------------------------------------------------
Total expenses                                                                   31,301,555
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,272,601)
-------------------------------------------------------------------------------------------
Net expenses                                                                     30,028,954
-------------------------------------------------------------------------------------------
Net investment income                                                           253,041,971
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $253,041,971
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ----------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  253,041,971   $  255,491,589
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  253,041,971      255,491,589
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (210,571,237)    (205,971,249)
--------------------------------------------------------------------------------------------------
   Class B                                                            (34,379,519)     (41,749,961)
--------------------------------------------------------------------------------------------------
   Class C                                                             (2,870,454)      (1,361,270)
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,220,761)      (6,409,109)
--------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                 1,991,981,676     (288,687,405)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             1,991,981,676     (288,687,405)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   4,597,465,518    4,886,152,923
--------------------------------------------------------------------------------------------------
End of year                                                        $6,589,447,194   $4,597,465,518
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Net investment income                  .0493        .0564        .0478        .0517        .0505
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0493        .0564        .0478        .0517        .0505
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0493)      (.0564)      (.0478)      (.0517)      (.0505)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               5.04         5.79         4.89         5.29         5.17
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,215,127   $3,780,309   $3,691,475   $2,598,891   $2,134,223
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .50          .49          .48          .58          .57
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.77         5.69         4.73         5.20         5.06
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Net investment income                  .0443        .0513        .0429        .0468        .0455
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0443        .0513        .0429        .0468        .0455
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0443)      (.0513)      (.0429)      (.0468)      (.0455)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               4.52         5.25         4.37         4.78         4.65
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,162,039     $649,826   $1,041,452     $759,748     $410,885
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00          .99          .98         1.08         1.07
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.26         5.13         4.24         4.69         4.57
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                  Year ended        Feb. 1, 1999+
operating performance                       Sept. 30         to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00
---------------------------------------------------------------------------
Net investment income                  .0444        .0513        .0284
---------------------------------------------------------------------------
Total from
investment operations                  .0444        .0513        .0284
---------------------------------------------------------------------------
Total distributions                   (.0444)      (.0513)      (.0284)
---------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00
---------------------------------------------------------------------------
Total return
at net asset value (%)(a)               4.53         5.26         2.87*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $90,226      $52,872      $17,091
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00          .99          .65*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.32         5.34         2.83*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Net investment income                  .0478        .0551        .0463        .0502        .0490
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0478        .0551        .0463        .0502        .0490
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0478)      (.0551)      (.0463)      (.0502)      (.0490)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               4.89         5.65         4.73         5.14         5.01
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $122,055     $114,458     $136,134      $94,833      $58,502
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .65          .64          .63          .73          .72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.70         5.51         4.58         5.04         4.92
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B, class C and class M shares. Each class of shares is sold without a front-end sales charge. Class B and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchased by certain systematic investment plans. Class B shares, which convert to class A shares after approximately eight years, pay an ongoing distribution fee and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B and class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they were exchanged. Class M shares pay an ongoing distribution fee lower than class B and class C shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

G) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million and 0.30% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $1,272,601 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,244 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.75%, 1.00% and 1.00% of the average net assets attributable to class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50% and 0.15% of the average net assets attributable to class B, class C and class M shares, respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $4,650,175 and $313,035 in contingent deferred sales charges from redemptions of class B shares and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received no monies in contingent deferred sales charges from redemptions of class A or class M shares acquired through exchanges from another fund.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $133,437,556,152 and
$131,450,496,844, respectively.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                   Year ended September 30
---------------------------------------------------------------------------
Class A                                           2001                2000
---------------------------------------------------------------------------
Shares sold                             12,053,696,344      13,559,891,513
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              205,478,374         195,361,991
---------------------------------------------------------------------------
                                        12,259,174,718      13,755,253,504

Shares
repurchased                            (10,824,356,828)    (13,666,419,670)
---------------------------------------------------------------------------
Net increase                             1,434,817,890          88,833,834
---------------------------------------------------------------------------

                                                   Year ended September 30
---------------------------------------------------------------------------
Class B                                           2001                2000
---------------------------------------------------------------------------
Shares sold                              2,051,734,389       2,539,282,766
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               31,917,019          37,603,003
---------------------------------------------------------------------------
                                         2,083,651,408       2,576,885,769

Shares
repurchased                             (1,571,439,127)     (2,968,511,949)
---------------------------------------------------------------------------
Net increase
(decrease)                                 512,212,281        (391,626,180)
---------------------------------------------------------------------------

                                                   Year ended September 30
---------------------------------------------------------------------------
Class C                                           2001                2000
---------------------------------------------------------------------------
Shares sold                                724,876,309         360,862,501
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,592,162           1,260,996
---------------------------------------------------------------------------
                                           727,468,471         362,123,497

Shares
repurchased                               (690,114,346)       (326,342,248)
---------------------------------------------------------------------------
Net increase                                37,354,125          35,781,249
---------------------------------------------------------------------------

                                                   Year ended September 30
---------------------------------------------------------------------------
Class M                                           2001                2000
---------------------------------------------------------------------------
Shares sold                                916,967,155         976,960,996
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,993,849           6,065,448
---------------------------------------------------------------------------
                                           921,961,004         983,026,444

Shares
repurchased                               (914,363,624)     (1,004,702,752)
---------------------------------------------------------------------------
Net increase
(decrease)                                   7,597,380         (21,676,308)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin A. Cronin
Vice President

Joanne M. Driscoll
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN039-76219  010/879/534  11/01